Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 6—Income Taxes

Pacific Drilling S.A., a holding company and Luxembourg resident, is subject to Luxembourg corporate income tax and municipal business tax at a combined rate of 29.2%. Qualifying dividend income and capital gains on the sale of qualifying investments in subsidiaries are exempt from Luxembourg corporate income tax and municipal business tax. Consequently, Pacific Drilling S.A. expects dividends from its subsidiaries and capital gains from sales of investments in its subsidiaries to be exempt from Luxembourg corporate income tax and municipal business tax.

Income taxes have been provided based on the laws and rates in effect in the countries in which our operations are conducted or in which our subsidiaries are considered residents for income tax purposes. Our income tax expense or benefit arises from our mix of pretax earnings or losses, respectively, in the international tax jurisdictions in which we operate. Because the countries in which we operate have different statutory tax rates and tax regimes with respect to one another, there is no expected relationship between the provision for income taxes and our income or loss before income taxes.

Income (loss) before income taxes consists of the following:

	Years ended December 31,
	2016	2015	2014
	(in thousands)
Luxembourg	$190,849	$94,558	$36,783
United States	3,855	4,812	3,631
Other jurisdictions	(209,754)	55,731	193,463
Income (loss) before income taxes	$(15,050)	$155,101	$233,877

The components of income tax (provision) / benefit consists of the following:

	Years ended December 31,
	2016	2015	2014
	(in thousands)
Current income tax benefit (expense):
Luxembourg	$53	$(1,107)	$(979)
United States	(1,874)	(2,347)	(6,030)
Other foreign	(4,792)	(15,577)	(19,950)
Total current	$(6,613)	$(19,031)	$(26,959)
Deferred tax benefit (expense):
Luxembourg	$(2,893)	$(2,908)	$(1)
United States	(448)	(1,071)	4,281
Other foreign	(12,153)	(5,861)	(22,941)
Total deferred	$(15,494)	$(9,840)	$(18,661)
Income tax expense	$(22,107)	$(28,871)	$(45,620)

A reconciliation between the Luxembourg statutory rate of 29.2% for the years ended December 31, 2016, 2015 and 2014 and our effective tax rate is as follows:

	Years ended December 31,
	2016	2015	2014
Statutory rate	29.2%	29.2%	29.2%
Effect of tax rates different than the Luxembourg statutory tax rate	(13.2)%	(22.5)%	(27.6)%
Change in valuation allowance	(85.1)%	10.6%	10.2%
Changes in unrecognized tax benefits	(75.9)%	1.9%	10.1%
Equity based compensation shortfall	(7.0)%	1.4%	—%
Adjustments related to prior years	5.1%	(2.0)%	(2.4)%
Effective tax rate	(146.9)%	18.6%	19.5%

The components of deferred tax assets and liabilities consists of the following:

	December 31,
	2016	2015
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$26,190	$40,422
Depreciation and amortization	25,109	62,702
Accrued payroll expenses	9,471	7,662
Deferred revenue	5,744	8,851
Other	1,622	2,025
Deferred tax assets	68,136	121,662
Less: valuation allowance	(45,766)	(94,422)
Total deferred tax assets	$22,370	$27,240

Deferred tax liabilities:
Depreciation and amortization	$(7,465)	$(3,642)
Deferred expenses	(8,598)	(12,483)
Other	(1,083)	(1,817)
Total deferred tax liabilities	$(17,146)	$(17,942)

Net deferred tax assets	$5,224	$9,298

As of December 31, 2016 and 2015, the Company had gross deferred tax assets of $26.2 million and $40.4 million, respectively, related to loss carry forwards in various worldwide tax jurisdictions. The majority of the loss carry forwards have no expiration.

A valuation allowance for deferred tax assets is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2016 and 2015, the valuation allowance for deferred tax assets was $45.8 million and $94.4 million, respectively. The decrease in our valuation allowance primarily resulted from the removal of the deferred tax asset and valuation allowance related to the excess of tax basis over book basis for certain of our drillships, as we believe it is remote that the benefit of the deferred tax asset will be realized.

We consider the earnings of certain of our subsidiaries to be indefinitely reinvested. Accordingly, we have not provided for taxes on these unremitted earnings. Should we make distributions from the unremitted earnings of these subsidiaries, we would be subject to taxes payable to various jurisdictions. At December 31, 2016, the amount of indefinitely reinvested earnings was approximately $40.7 million. If all of these indefinitely reinvested earnings were distributed, we would be subject to estimated taxes of approximately $2.0 million as of December 31, 2016.

We recognize tax benefits from an uncertain tax position only if it is more likely than not that the position will be sustained upon examination by taxing authorities based on the technical merits of the position. The amount recognized is the largest benefit that we believe has greater than a 50% likelihood of being realized upon settlement. As of December 31, 2016, we had $34.0 million of unrecognized tax benefits which was included in other long-term liabilities on our consolidated balance sheets and would impact our consolidated effective tax rate if realized. To the extent we have income tax receivable balances available to utilize against amounts payable for unrecognized tax benefits, we have presented such receivable balances as a reduction to other long-term liabilities on our consolidated balance sheets. A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2016 and 2015 is as follows:

	December 31,
	2016	2015
	(in thousands)
Balance, beginning of year	$24,914	$23,248
Increases in unrecognized tax benefits as a result of tax positions taken during prior years	—	1,327
Decreases in unrecognized tax benefits as a result of tax positions taken during prior years	—	(9,592)
Increases in unrecognized tax benefits as a result of tax positions taken during current year	9,113	9,931
Balance, end of year	$34,027	$24,914

Accrued interest and penalties totaled $4.8 million and $2.5 million as of December 31, 2016 and 2015, respectively, and were included in other long-term liabilities on our consolidated balance sheets. We recognized expense of $2.3 million, $1.2 million, and $1.0 million associated with interest and penalties during the years ended December 31, 2016, 2015 and 2014, respectively. Interest and penalties are included in income tax expense in our consolidated statements of operations.

The Company is subject to taxation in various U.S., foreign, and state jurisdictions in which it conducts business. Tax years as early as 2011 remain subject to examination. As of December 31, 2016, the Company has ongoing tax audits in Nigeria and Brazil.